UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2026

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Ste. 1100	Stamford	Connecticut	06901
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 905-2410
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange

0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
2.750% Notes due 2029	PM29D	New York Stock Exchange
3.750% Notes due 2031	PM31B	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.250% Notes due 2032	PM32	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.	Regulation FD Disclosure.
As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 4, 2025, as well as in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”), filed with the U.S. Securities and Exchange Commission on February 6, 2026 by Philip Morris International Inc. (the “Company” or "PMI"), PMI has implemented an evolved organizational model with two primary business units: International and U.S. The updated organizational structure is designed to enhance our agility and to support our journey to become a smoke-free company. This change was implemented effective January 1, 2026, and as a result we realigned our reportable segments accordingly. The four previously reported geographic segments have been replaced with three new reportable segments:

•International Smoke-Free;
•International Combustibles; and
•U.S.

On March 13, 2026, the Company posted on its website certain recast historical shipment volume and financial information that reflects the change in reporting segments described above.

The unaudited recast historical shipment volume and financial information is being furnished solely to aid investors by providing supplemental information, has no impact on the Company's previously reported consolidated financial position or results of operations, and does not represent a restatement of the Company's previously issued consolidated financial statements that were included in the 2025 Form 10-K. The Company's consolidated statement of earnings will include a new caption for "Corporate expenses and other," which includes foreign currency gains/losses and compensation expense related to restricted share units and performance share units awards, which were reclassified from "Cost of sales" and "Marketing, Administration and Research" costs. The Company's 2025 and 2024 quarterly and annual recast shipment volume and financial information, previously presented in earnings releases for the same periods, as well as other financial information, is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference. The Company's 2024 and 2023 recast shipment volume and financial information, previously presented in earnings releases for the same periods, as well as other financial information, is furnished herewith as Exhibit 99.2 and is incorporated in this Item 7.01 by reference. As presented in Exhibits 99.1 and 99.2 to this Form 8-K, shipment volumes and financial information for PMI on a consolidated basis do not differ from previously disclosed results, other than the reclassifications described above.

Key terms, definitions and explanatory notes, as well as reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures are set forth on Exhibits 99.1 and 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is incorporated by reference herein and is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Recast Shipment Volume and Unaudited Financial Information - 2025 vs. 2024 (furnished pursuant to Item 7.01).

99.2	Recast Shipment Volume and Unaudited Financial Information - 2024 vs. 2023 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ EMMANUEL BABEAU
Name:	Emmanuel Babeau
Title:	Group Chief Financial Officer
Date: March 13, 2026